Exhibit 10.3

SOURCE CODE ACCESS AGREEMENT

This Source Code Access Agreement (the “SCAA” or the “Agreement”) is entered into on July 31, 2009 (the “SCAA Effective Date”) between American Megatrends Inc., a Georgia corporation, having its principal place of business at 5555 Oakbrook Parkway, Suite 200, Norcross, Georgia 30093 (herein known as “AMI”) and congatec AG located at Auwiesenstr. 5, 94469 Deggendorf, Germany (herein known as “LICENSEE”).

WHEREAS, AMI owns and/or has originated or acquired licensing rights to certain computer software products and documentation; and

WHEREAS, LICENSEE is in the business of developing and marketing computer products and desires to obtain certain temporary rights from AMI with respect to the source code for its software;

WHEREAS, LICENSEE and AMI are to be parties to a separate Software Licensing Agreement (the “SLA”) with respect to the Licensed Materials (defined in Paragraph 1D below);

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, AMI and LICENSEE hereby agree as follows:

1.             DEFINITIONS

A.            “Authorized Products” means LICENSEE’s Computer Products.

B.            “AMI Technology” means the Licensed Materials (as defined below) and associated Source Code (as defined below) including, without limitation, any documentation, specifications and tools which may be provided to LICENSEE upon execution this SCAA.

C.            “Confidential Information” means information that may be provided during the term of this Agreement, as amended, which if disclosed (i) in tangible form, is clearly marked as “confidential” or “proprietary” at the time of disclosure, or (ii) in intangible form (such as orally or visually), the disclosing party identifies as “confidential” or “proprietary” at the time of disclosure.  The term Confidential Information shall automatically include the AMI’s Source Code, notwithstanding anything to the contrary herein or the manner of communication of the same to LICENSEE by AMI or any third party.

D.            “Derivative Matter” means any work which is based upon the AMI Technology and/or any Third Party Provided Technology (as defined below), such as a revision, modification, translation, abridgement, condensation, expansion, collection, compilation or any other form in which the Technology (as defined below) may be recast, transformed or adapted, any new material, information or data relating to and derived from the Technology, the preparation, use and/or

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

distribution of which, in the absence of this SCAA and/or SLA, as may be applicable, would constitute infringement under applicable law.

E.            “Licensed Materials” means the standard set of executable computer programs (including without limitation Object Code, Source Code, tools, etc.), documentation and other material, which is licensed to LICENSEE by AMI and identified in Exhibit C of this SCAA for Object Code and Source Code, respectively, (and Exhibit D, if subject to SOW as defined herein).  For purposes of the Agreement, Derivative Matter shall be collectively included in the term “Licensed Materials”.  Furthermore, deliverables provided to LICENSEE pursuant to any applicable statement of work (“Statement of Work” or “SOW) shall also be collectively included in the term “Licensed Materials.”  Any applicable SOW(s) shall be incorporated into this SCAA as Exhibit D.

F.             “LICENSEE’s Computer Product” means [***].  A list of Authorized Products current as of the SCAA Effective Date is included in Exhibit B.  Licensee may add Products by written notification to AMI and added to this SCAA by amendment pursuant to Section 12F herein.  Additional Authorized Product(s) may be subject to additional and separate, non-creditable fees.

G.            “Object Code” means a computer file which may contain any type of data, encoded in binary form for computer storage and processing purposes.  A binary file provided as part of the Licensed Materials (defined below) may comprise of a pre-compiled, pre-linked program that is ready to run under a given operating system with the understanding that a binary for one operating system with not necessarily run on a different operating system.”  Such Object Code provided to LICENSEE as part of Licensed Materials are listed in Exhibit C hereto.

H.            “Software” means any and all product (i) computer programs, whether in source code or object code, (ii) test plans, (iii) flow-charts used to design, plan, organize and develop any of the foregoing, (iv) user manuals, (v) design specifications.

I.             “Source Code” means the software code from which Object Code is compiled.  Source Code includes the commented software Source Code and design documentation for the relevant software, as well as other related materials, in both machine readable and hard-copy form, (e.g., including without limitation, relevant electronically readable source documentation, design documents, help materials, and any information or programs reasonably necessary to compile the Source Code into executable, fully-functioning Object Code.  Source Code provided to LICENSEE as part of Licensed Materials hereunder is listed on Exhibit C to this SCAA.

J.             “Technology” means collectively the AMI Technology, Derivative Matter, and Third Party Provided Technology.

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

K.            “Third Party Provided Technology” means the technology, if any, described or otherwise identified in Exhibit C (Licensed Materials) as the “Third Party Provided Technology” and which may be subject to separate licensing requirements and restrictions.  Third Party Provided Technology does not include any technology created from the AMI Technology nor any Derivative Matter.

L.            “Update” means a release of the Technology containing substantially only error corrections and bug fixes.  Updates as may be provided as maintenance set forth in Section 5 herein shall be at AMI’s discretion and delivered via CD-ROM or via secured access to source control servers.

M.           “Upgrade” means the unique functional and/or feature improvements made, to Licensed Materials to keep the current competitive in terms of new capabilities, features or pricing in the Licensed Materials’ respective market or as agreed between the parties in writing.  Upgrades are subject to additional non-creditable fees to be negotiated by the parties.

2.             GRANT OF USE AND ACCESS RIGHTS

A.            AMI grants to LICENSEE a limited, non-exclusive, non-transferable, non-assignable, right to use, modify, edit only those executable components of the AMI Technology to (1) develop Licensed Materials at the authorized LICENSEE development sites listed on Exhibit B (the “Authorized Site(s)”) provided that the same are customized solely for use with Authorized Products, identified on Exhibit B, and for no other purpose except as set forth herein and (2) provide maintenance support to existing end users of the Licensed Materials.  LICENSEE must inform those authorized under this Agreement that have access to the AMI Technology the LICENSEE restrictions and limited license provided hereunder. This Source Code Access Agreement is a grant of development rights only. Rights to distribute Technology are subject to and controlled by the Software License Agreement for the associated Licensed Materials.

B.            LICENSEE shall have no right to (i) transfer or sub-license the Technology or (ii) authorize other parties to reproduce or otherwise manufacture the Technology except as and to the extent permitted by AMI or pursuant to this Agreement provided such other parties are not deemed competitive to AMI.

C.            LICENSEE hereby grants to AMI and its successors and assigns a perpetual, exclusive, irrevocable, worldwide, royalty-free license to use all revisions, enhancements and updates to the AMI Technology developed by or for LICENSEE during the term of this Agreement or thereafter.  LICENSEE shall deliver such revisions, enhancements and updates to AMI within [***].

D.            LICENSEE agrees that for the term of this agreement [***]. LICENSEE agrees to exclusively use the AMI Technology [***].

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

E.            LICENSEE shall not attempt to reverse engineer, decompile, disassemble, or trace the execution of the Licensed Materials.

F.             LICENSEE shall not compile the Technology with any other in-house or third-party software, excluding Derivative Matter made solely by or for LICENSEE, and shall ensure that the AMI Technology is safe and protected at all times during the term of this said Agreement to eliminate IP contamination.

G.            Nothing contained in this Agreement shall be construed as conferring by implication, estoppel or otherwise upon either party hereunder, or upon any other party, any license or other right except the licenses and rights expressly granted hereunder to a party hereto.

H.            LICENSEE acknowledges that [***].

3.             SOFTWARE DELIVERABLES

A.            AMI shall deliver to LICENSEE one (1) copy of AMI Technology following receipt of an executed copy of this Agreement and payment of all fees and other charges due upon execution hereof.  The access granted hereby shall be strictly limited to the location(s) and designated individuals specified by Licensee in Exhibit B hereto unless otherwise agreed in writing by AMI.

B.            LICENSEE shall be responsible for installing the Technology and any updates obtained and ensuring their functionality and compatibility as set forth in the SLA.

4.             LICENSING FEES AND PAYMENTS

A.            In consideration of the rights granted herein, LICENSEE shall pay to AMI the fees set forth in Exhibit A.  The terms of this Agreement shall control over any conflicting or inconsistent terms and conditions appearing in any Purchase Order from Licensee to AMI, however, any fees in any other Agreement shall be in addition to and not exclusive of any fees in this Agreement.

B.            The fees set forth in Exhibit A are exclusive of any federal, state, municipal, or any other governmental taxes, excise or tariffs now or hereinafter imposed on the production, storage, transportation, import, export or use of the AMI Technology. Such charges and all similar charges for handling the AMI Technology shall be paid by LICENSEE.  If any exemption from taxes is routinely allowable, the LICENSEE shall provide AMI with an exemption certificate acceptable to AMI and the applicable authority.

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

5.             SOURCE CODE ACCESS RENEWAL/MAINTENANCE:

A.            Upon the expiration of the first year of this Agreement continued access to and use of the AMI Technology including maintenance as described herein, is subject to payment of the yearly renewal fees specified under this Agreement as listed in Exhibit A.  Annual maintenance shall consist of release of periodic Updates and AMI’s engineering work on “core” bugs only, and the investigation into those bugs.  A “core” bug is a bug or error that is present on the reference platform for the Licensed Materials rather than specific to LICENSEE’s platform, chipset revision or a bug caused by modifications created by LICENSEE.  AMI will provide a fix in as prompt a timeframe as possible for such “core” bugs in consideration of the annual source access and maintenance fee.  If AMI reasonably determines that the bug is specific to LICENSEE’s platform, chipset revision or a bug caused by modifications created by LICENSEE (e.g. non-”core” bugs) and both LICENSEE requests AMI to address such bugs, then LICENSEE will reimburse AMI for any investigation time and also will pay for non-recurring engineering (NRE) rates set forth in Exhibit A to fix such non-core bug.  Release of periodic Updates shall be at AMI’s sole discretion and may be delivered, depending on the AMI Technology provided as part of the Licensed Materials, to LICENSEE either in CD-ROM format or via secured access to a source control server.

B.            AMI will provide technical support via phone or email for the code provided by AMI during the hours of 9:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), Monday through Friday excluding U.S. federal holidays, and will use commercially reasonable best efforts to resolve support issues within a reasonable time period.  All support calls made to AMI are chargeable to LICENSEE unless they are related to core bugs or core issues as described above subject to the annual maintenance and source access fee.  Chargeable calls will result in a minimum fee of $[***].

C.            LICENSEE will inform AMI promptly, and no later than it informs any third party, of any bugs identified in the Technology, and to the extent that LICENSEE elects to correct such bugs itself, LICENSEE will make such bug fixes promptly available to AMI free of all restrictions.

6.             ACCEPTANCE

LICENSEE shall have [***] from the date the AMI Technology is delivered to evaluate the software and verify that it boots on the specified reference platform as listed in Exhibit A.  In the event that the Licensed Materials does not properly run on the designated reference platform, LICENSEE will reject the deliverable and provide written notice to AMI describing any problems in order to allow AMI to identify and correct the documented problems.  In the absence of LICENSEE notifying AMI of rejection within the above-described [***] period, or in the event the deliverable is found to execute

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

properly on the reference platform when tested by AMI at its facility, LICENSEE will be deemed to have accepted the AMI Technology as delivered.

7.             DISCLAIMER

NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, AMI DISCLAIMS ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, REGARDING THE LICENSED SOFTWARE, ITS FUNCTIONALITY, ITS PERFORMANCE, ITS MERCHANTABILITY, THE VALIDITY AND/OR NON-INFRINGEMENT OF ITS INTELLECTUAL PROPERTY RIGHTS, AND ITS FITNESS FOR ANY PARTICULAR PURPOSE.  AMI DISCLAIMS ALL OTHER OBLIGATIONS OR LIABILITIES ON ITS PART AND NEITHER ASSUMES NOR AUTHORIZES ANY OTHER PERSON TO ASSUME FOR IT ANY OTHER LIABILITIES IN CONNECTION WITH THE PERFORMANCE OF THE LICENSED SOFTWARE.

8.             CONFIDENTIAL INFORMATION

A.            Each party acknowledges that the AMI Technology and all other Confidential Information disclosed to it by AMI are the exclusive property of AMI or its licensor(s), as applicable.

B.            LICENSEE acknowledges that the unauthorized use, disclosure, or distribution of Confidential Information would cause AMI, to suffer irreparable harm and damage.

C.            LICENSEE agrees to hold all Confidential Information in strictest confidence. Except as expressly permitted herein, LICENSEE agrees not to disclose Confidential Information, during the term of [***] after the date of this Agreement, for any reason, except to employees and consultants with a bona fide need to know, which employees and consultants shall be referred to herein as “Need to Know Individuals.”  LICENSEE represents that the Need to Know Individuals have been advised of the confidential nature of the material and are under an express obligation to maintain such confidentiality.  Except as expressly permitted herein, Confidential Information shall only be accessed, disclosed, or kept on the receiving party’s premises or that of its consultants provided AMI is given written notice of the name and address of the consultant and consents to access off site.  LICENSEE represents that it maintains a reasonable system to protect its own confidential business information, including enforceable written agreements with its employees, consultants, and suppliers, and that Confidential Information shall be protected by that system with the same high standard of care for AMI’s benefit.  AMI Source Code provided to LICENSEE as part of the Licensed Materials shall be deemed Confidential Information without any expiration on term.  LICENSEE acknowledges and agrees that AMI has entered

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

into this transaction in reliance that the representations contained herein are true and shall continue to be true as required by this Agreement.

D.            Any terms in this Paragraph 8 which are in addition to or more restrictive than the terms of any other confidentiality agreements, non-disclosure agreements and the like between the parties shall control in the event of conflict.

9.             OWNERSHIP AND PROPRIETARY NOTICES

A.            AMI retains title, ownership of, or otherwise rights to convey the AMI Technology except for Third Party Provided Technology incorporated therein and related documentation and all subsequent copies, regardless of the form or media in which the original and copies exist.

B.            LICENSEE may modify the Technology to produce Derivative Matter for research and development purposes during the term of this Agreement.  All right, title and interest, including copyright, to such Derivative Matter, both Executable Code and Source Code, shall be [***].  [***].  Any code that is written or developed by LICENSEE that incorporates or modifies no portion of the Technology, for example and without limitation, code providing a user interface between the LICENSEE’s computer system and the Technology and /or the Derivative Matter, shall be [***]. Notwithstanding anything to the contrary, [***].

C.            The use and access rights granted by this Agreement do not constitute a sale, lease, transfer or publication of the AMI Technology or of any copy thereof or any related documentation.

D.            All copyrights associated with the AMI Technology, related documents and all other rights thereto are reserved by AMI.  Nothing contained in this Agreement shall be construed as conferring any license or right with respect to any trademark, trade name, brand name, the corporate name of AMI, or any other name or mark or any contraction, abbreviation, or simulation thereof.  AMI retains the right to provide access to the AMI Technology and to license the Licensed Materials, and any revision or modification thereof, to any other recipients and/or licensees without restriction at any time during or after the term of this Agreement.

E.            LICENSEE shall not remove any copyright notices, labels, proprietary markings, trademarks, or confidential legends of AMI from any materials received from AMI.  Any such notices displayed to the user during the execution of the Licensed Materials and any such notices in the User’s Manual for Authorized Products may also bear the name of the LICENSEE but only in such a manner that there is no confusion regarding AMI’s ownership and rights to the AMI Technology, or any trademark or trade name of AMI.

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

F.             LICENSEE shall not use the Technology for creation or modification of any competing products including but not limited to internal or external solutions of a similar nature of that conveyed as part of the Licensed Materials.

10.          TERM AND TERMINATION

A.            The initial term (the “Initial Term”) of this Agreement begins on the SCAA Effective Date and continues for a period of five (5) years, unless terminated sooner for breach in accordance with Section 10B.  Notwithstanding the foregoing, LICENSEE will be obligated to make the annual source code access fee and maintenance fee payments, specified in Exhibit A in addition to any minimum royalty payments set forth in any Software Licensing Agreement that may subsequently or contemporaneously entered into between the parties for the balance of the term of this agreement unless AMI is in breach that is not otherwise induced by LICENSEE.  After the Initial Term, LICENSEE may automatically extend the term for subsequent and consecutive one year term(s) (each a “Renewal Term” provided that the Renewal Access Fee (as defined in Exhibit A) have continued access for AMI Technology provided that payment of the Renewal Access Fee is paid to AMI by LICENSEE no later than [***] prior to the expiration of the prior term.  In the event of early termination caused by LICENSEE, [***].

B.            This agreement shall not be cancelled or terminated except upon the following conditions:

i.              Upon [***] written notice, for material breach [***] under this Agreement and/or any other agreement between the parties, unless it is corrected within the said [***]; or

ii.             Immediately upon written notice if either party ceases conducting business in the normal course, institutes any proceedings for liquidation or winding up, becomes insolvent, makes a general assignment for the benefit of creditors, suffers or permits the appointment of a receiver for its business or assets, or avails itself of or becomes subject to any proceeding under the Federal Bankruptcy Act, or any other statute of any state relating to insolvency or the protection of rights of creditors; or

iii.            In the event the Software License Agreement for the Licensed Materials is terminated.

C.            Upon termination or expiration of this Agreement, LICENSEE’s right to use the AMI Technology is revoked and LICENSEE shall deliver to AMI within [***] thereafter one (1) copy of each version of the AMI Technology, and deliver within [***] thereafter written assurance from a duly authorized officer of LICENSEE that all copies of same and any other Confidential Information in

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

LICENSEE’s possession or that of its consultants have been (i) delivered to AMI or destroyed (ii) that no Confidential Information has or will be revealed except pursuant to this Agreement, and (iii) that all other covenants and requirements in this Agreement have been performed by LICENSEE. Notwithstanding the foregoing, LICENSEE end-users would be permitted continued use of any Authorized Products purchased prior to the termination under the terms of their agreement with Licensee provided they are not otherwise in breach of the terms of this Agreement or their agreement with LICENSEE.

D.            In the event of termination of this Agreement for any reason, absent a breach by AMI, then without exception LICENSEE shall be liable for [***].  [***].

E.            Continued use of and access to the AMI Technology after the expiration of the initial [***] term is contingent upon payment of the annual source access and maintenance fees.

11.          LIMITATION OF LIABILITY

Independently of any other remedy limitation hereof, and notwithstanding any failure of the essential purpose of any such limited remedy, it is agreed that in no event shall either party be liable for special, punitive, indirect, incidental, or consequential damages of any kind under this Agreement even if advised of the possibility of such damage. Notwithstanding anything in this Agreement to the contrary, in no event shall AMI’s liability or obligations to LICENSEE under this Agreement exceed [***].

12.          GENERAL

A.            Force Majeure.  A party is not liable under this Agreement for non-performance caused by events or conditions beyond that party’s control, if the party makes reasonable efforts to perform; provided, however, that if AMI fails to provide support for more than [***], Licensee may offset future amounts due against a pro-rata portion of any support fee.

B.            Severability.  In the event that any part of this Agreement is found to be unenforceable, the remainder shall continue in effect, to the extent permissible by law and consistent with the intent of the parties as of the Effective Date of this Agreement.

C.            Relationship of the Parties.  This Agreement does not create a partnership, franchise, joint venture, agency, or fiduciary or employment relationship.  Neither party may bind the other party by contract or otherwise to any obligation or act in a manner which expresses or implies a relationship other than that of independent contractor.

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

D.            Counterparts.  This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which will constitute one agreement.

E.            Construction.  This Agreement has been negotiated by the parties and their respective counsel.  This Agreement will be interpreted without any strict construction in favor of or against either party.  The original of this Agreement has been written in English, and such version shall be the governing version of the Agreement.  To the extent permitted under applicable law, AMI waives any right it may have, if any, under any law or regulation to have this Agreement written in a language other than English.

F.             Amendment and Waiver.  Unless otherwise provided herein, this Agreement may not be modified unless in writing and signed by an authorized representative of each party.  Any express waiver or failure to exercise promptly any right under this Agreement will not create a continuing waiver or any expectation of non-enforcement.

G.            Assignment.  Neither party may assign or otherwise transfer any of its rights or obligations under this Agreement (whether by operation of law or otherwise), without the prior written consent of the other party.  Notwithstanding the foregoing, AMI may assign its rights hereunder to a successor-in-interest.

H.            Entire Agreement.  This Agreement, including all Attachments hereto, constitutes the parties’ entire agreement with respect to its subject matter, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter.

I.             Authority and Notices.  The individuals executing this Agreement represent that they each have requisite corporate authority to do so and that their execution of this Agreement is not subject to any further ratification or approval whatsoever. They also agree to receive notices at the addresses listed below which shall be deemed received four (4) days after being sent U.S. Certified Mail or one (1) day after being sent by overnight national courier (e.g. Federal Express).

American Megatrends, Inc:

S. Shankar

President & CEO

5555 Oakbrook Parkway, Suite 200

Norcross, Georgia  30093

Licensee: congatec AG

Gerhard Edi

CEO

Auwiesenstr. 5, 94469

Deggendorf, Germany

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

J.             Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, excluding that part of Georgia law that governs conflict of laws.  The rights and obligations of each party to this Agreement shall not be governed by the provisions of the U.N. Convention on Contracts for the International Sale of Goods.  Any action arising out of any dispute between the parties to this Agreement with respect to any of the transactions contemplated by this Agreement shall be brought in either the Superior Court of Gwinnett County or in the United States District Court for the Northern District of Georgia.  Each of the parties hereto hereby submits itself to the jurisdiction and venue of said courts for purposes of any such action.  Each of the parties hereto waives any requirement for personal service and agrees that service upon themselves in such action or proceeding may be made by first class mail, certified or registered, to their last address appearing on the records of the other party.

K.            Export Regulations.  LICENSEE agrees that it will conform to the Export Administration Regulations issued by the United States Department of Commerce Bureau of Industry and Security currently in force and as they may be amended (15 C.F.R. Chapter VII).  LICENSEE understands and agrees that such regulations may include a prohibition against the export or re-export to certain countries of copies of the Licensed Materials, documentation and any information or technical data related thereto.  Any agreement between LICENSEE and any of its customers relating to the Licensed Materials or the AMI Sources, if permitted by AMI, shall require its customers to abide by the Export Administration Regulations and to provide assurances to that effect to AMI upon AMI’s request.

L.            No Waiver.  No failure or delay on the part of either party in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right, or privilege preclude any other or further exercise thereof, or of any other right, power, or privilege.

M.           Captions.  Paragraph titles or captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend, or otherwise describe the scope of this Agreement nor the intent of any provision thereof.

N.            Nonassert.  [***].  [***].

O.            Non-solicit.  [***].

P.             Equitable Relief.  If LICENSEE breaches any of its obligations under this Agreement, AMI shall (without limiting its other rights or remedies) be entitled to equitable relief including but not limited to injunctive relief, since the unauthorized use, disclosure, distribution, or transfer of the Licensed Materials or

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

confidential information will cause AMI irreparable harm and LICENSEE stipulates that AMI’s remedy at law would not be adequate.

Q.            Survival.  Sections 1, 2E, 2F, 2G, 2H 4, 7, 8, 9, 10C, 10D, 11 and 12 shall survive termination of this Agreement.

13.          EFFECTIVE DATE

The “SCAA Effective Date” of this Agreement is set forth on the first page of this Agreement.

14.          EXHIBITS AND ATTACHMENTS

Exhibits A, B, and C (and also Exhibit D if there is an applicable SOW) are attached hereto and made a part hereof.

IN WITNESS WHEREOF the signatories below represent themselves as duly authorized representatives of each party with corporate authority to bind their respective parties hereto and have executed this Agreement and intend it to be effective as of the SCAA Effective Date.

AMERICAN MEGATRENDS, INC.		LICENSEE: congatec AG

Signature:	/s/ S. Shankar	Signature:	/s/ Gerhard Edi

Print Name: S. Shankar		Print Name: Gerhard Edi

Title: President		Title: Chief Executive Officer

Date: November 13, 2009		Date: August 3, 2009

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

SOURCE ACCESS/MAINTENANCE FEES AND PAYMENT TERMS

SOURCE CODE ACCESS FEES —

Special Offer	Standard Fee			Discount			Discounted Fee for LICENSEE
[***]	US$	[***	]	US$	[***	]	US$	[***	]
[***]	US$	[***	]	US$	[***	]	US$	[***	]
[***]	US$	[***	]	US$	[***	]	US$	[***	]
[***]	US$	[***	]	US$	[***	]	US$	[***	]
TOTAL	US$	[***	]	US$	[***	]	US$	[***	]
One time discount							US$	[***	]
Grand total							US$	[***	]

Aptio Tools

[***]	[***	]
[***]	[***	]

ANNUAL SOURCE ACCESS AND/OR MAINTENANCE RENEWAL FEES

The source code access renewal and Maintenance Fee is a [***] charge of [***].  [***].  [***].

This fee will be [***] invoiced [***].  To cancel [***], the customer must notify AMI within [***].

PAYMENT TERMS

Payment is [***].  Payment is due and payable within [***] from the date of invoice.

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Additional Tools & Components (Optional)

	Standard Fee			Discount			Discounted Fee
[***]	US$	[***	]	US$	[***	]	US$	[***	]
[***]	US$	[***	]	US$	[***	]	US$	[***	]
[***]	US$	[***	]	US$	[***	]	US$	[***	]

ADDITIONAL SUPPORT SERVICES (OPTIONAL):

Additional Support Services:

Support:

[***]:

[***] -	$	[***] USD
[***] -	$	[***] USD
[***]-	$	[***] USd

[***].

Engineering Rate:

[***].

Engineering Rates (per engineer, per day)	At AMI			On-Site
[***]	$	[***	]	$	[***	]

Aptio Source Code Training:

It is strongly recommended that all customers licensing source code take basic training from AMI prior to usage.  The training will increase familiarity with the AMI code base and show how it is structured and manipulated.  This will lead to reduced time and cost spent on support questions and errors in coding.  AMI will train the LICENSEE engineers on the AMI code base following the standard training fee structure below:

$[***] at the AMI-Atlanta Location

$[***] at the LICENSEE Location

[***].

[***]:

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[***].

AMI Utilities annual fee:

AMI Utilities	Cost
Flash Utilities for DOS	[***		]
Flash Utilities for Windows	[***		]
Flash Utilities for EFI	[***		]
Flash Utilities for Linux	$	[***	]
DMI Edit Utility for DOS	$	[***	]
DMI Edit Utility for Windows	$	[***	]
Aptio Configuration Program (AMIBCP utility)	$	[***	]
AMI Change OEM Logo Utility (Change Logo)	$	[***	]
AMI MMTools	$	[***	]
Total	$	[***	]
Package cost (if all above utilities are, purchased)	$	[***	]

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[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

LICENSEE COMPUTER PRODUCTS (AUTHORIZED PRODUCTS)

[***]

AUTHORIZED LICENSEE DEVELOPMENT/ACCESS SITES

[***]

[***]

[***]

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[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C: LICENSED MATERIALS

CRB (Customer Reference Board) Name

RED Fort

“AMI BINARIES” — CONFIDENTIAL

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“AMI SOURCES” — CONFIDENTIAL

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[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D

STATEMENT OF WORK
(If applicable)

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